UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           April 24, 2006

NEW YORK HEALTH CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-12451	11-2636089
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1850 McDonald Avenue, Brooklyn, New York	11223
(Address of Principal Executive Offices)	(Zip Code)

                                   (212) 679-7778
(Registrant's Telephone Number, Including Area Code)

____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

On April 24, 2006, the Registrant was notified that Weiser LLP (“Weiser”) had declined to stand for re-appointment as the Registrant’s independent registered public accounting firm. Previous to such notification, Registrant’s Board of Directors had discussed re-evaluating its retention of Weiser. Concurrently with the Weiser notice, Registrant engaged Holtz Rubenstein Reminick LLP ("Holtz"), Certified Public Accountants, of Melville, New York, as its independent registered public accounting firm. The Registrant’s Audit Committee recommended the engagement of Holtz which was approved by the Registrant’s Board of Directors.

During the fiscal years ended December 31, 2004 and 2005, and through April 24, 2006, there were no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weiser, would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Weiser has not advised the Registrant of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of independent registered public accounting firm of Weiser as of and for the years ended December 31, 2004 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle.

During the fiscal years ended December 31, 2004 and 2005, and through April 24, 2006, the Registrant did not consult with Holtz regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Weiser prior to the date of the filing of this report. Weiser has furnished the Registrant a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Weiser's letter, dated April 24, 2005, is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number

16.1	Letter from Weiser, LLP dated May 2, 2006, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK HEALTH CARE, INC.
(Registrant)

	By:	/s/ Dennis M. O'Donnell
Dennis M. O'Donnell, Chief Executive Officer

Date: May 2, 2006